Exhibit 4

AMENDMENT NO. 2 TO
SECURITIES PURCHASE AGREEMENT, CONSENT TO AMENDMENT OF NOTES
AND WAIVER OF PAYMENT DEFAULT

This Amendment No. 2 to the Securities Purchase Agreement, Consent to Amendment of Notes and Waiver of Payment Default (the “Amendment”), is dated as of February 10, 2002 by and among Home Asset Management Corp., a Delaware corporation (the “Issuer”), MDC REIT Holdings, L.L.C., a Delaware limited liability company (“Holdings”), TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust, TCW/Crescent Mezzanine Investment Partners, L.P., Crescent/Mach I Partners, L.P. and TCW Shared Opportunity Fund II, L.P. (collective, the “TCW Entities”).  The Issuer, Holdings and the TCW Entities are collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, the Parties have entered into that certain Securities Purchase Agreement, dated as of February 11, 1997, pursuant to which the Issuer sold its 12% Senior Secured Notes due February 11, 2002 (the “Notes”), as amended by that certain Amendment No. 1 to Securities Purchase Agreement, dated as of December 14, 2001 (the “Original Securities Purchase Agreement”); and

WHEREAS, the Parties and each holder of Notes have agreed to extend the maturity of the Notes to February 11, 2003.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual representations, warranties, undertakings and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                       Definitions; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Original Securities Purchase Agreement shall have the meaning assigned to such term in the Original Securities Purchase Agreement.  Each reference to “hereof,” “hereunder,” “herein” and “hereby” and other similar reference contained in the Original Securities Purchase Agreement shall from and after the date of this Amendment refer to the Original Securities Purchase Agreement as amended hereby.

2.                                       Effectiveness of Amendments.  This Amendment shall become effective, and the Original Securities Purchase Agreement shall be amended as provided herein, upon the execution of this Amendment by all of the Parties and the execution of the Amendment to 12% Senior Secured Notes in the form attached as Exhibit A, hereto.

1

3.                                       Extension of Maturity.  The Original Securities Purchase Agreement is amended as follows:

Section 1.1(a)(1) is amended such that “February 11, 2002” is replaced with “February 11, 2003”; and

Section 9.1 is amended such that the definition of “Maturity Date” reads in its entirety “‘Maturity Date’ means February 11, 2003.”

4.                                       Effectiveness of the Agreement.  Except as amended hereby, the Original Securities Purchase Agreement shall continue in full force and effect.

5.                                       Incorporation of Terms.  This Amendment shall be governed by and construed in accordance with Section 8 of the Original Securities Purchase Agreement.

6.                                       Waiver of Payment Default.  The undersigned being all of the Purchasers and the holders of each of the Notes, hereby waive, pursuant to Section 8.1 of the Original Securities Purchase Agreement, any Default or Event of Default arising solely due to the failure of the Issuer to repay the principal of the Notes upon their former stated maturity of February 11, 2002.  This is not a waiver of any interest payment due on any Note, nor is it to be construed as a waiver of the Issuer’s obligation to repay the principal of the Notes upon their new stated maturity of February 11, 2003.

7.                                       Consent to Amendment of Notes.  The undersigned being all of the Purchasers and the holders of each of the Notes, hereby consent, pursuant to Section 8.1 of the Original Securities Purchase Agreement, to the amendment of each of the Notes solely to extend their maturity to February 11, 2003, in the form attached as Exhibit A hereto.

*                                         *                                         *

2

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to the Securities Purchase Agreement, Consent to Amendment of Notes and Waiver of Payment Default as of the date first set forth above.

HOME ASSET MANAGEMENT CORP.

By:	/s/ [ILLEGIBLE]

MDC REIT HOLDINGS, LLC

By:	Home Asset Management Corp.
Its:	Managing Member

By:	/s/ [ILLEGIBLE]

TCW/CRESCENT MEZZANINE PARTNERS, L.P.
TCW/CRESCENT MEZZANINE TRUST
TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

By:	TCW/CRESCENT MEZZANINE, L.L.C.
Its:	Investment Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

CRESCENT/MACH I PARTNERS, L.P.

By:	TCW ASSET MANAGEMENT COMPANY,
Its:	Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW SHARED OPPORTUNITY FUND II, L.P.

By:	TCW INVESTMENT MANAGEMENT COMPANY,
Its:	Investment Manager

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

Amendment of 12% Senior Secured Notes

AMENDMENT TO 12% SENIOR SECURED NOTES

Reference is made to the 12% Senior Secured Notes due February 11, 2002, designated N-1, N-2, N-3, N-4 and N-5 (each a “Note”, and collectively, the “Notes”), issued by Home Asset Management Corp., a Delaware corporation (the “Issuer”), and guaranteed by MDC Reit Holdings, LLC, a Delaware limited liability company (“Holdings”), as of February 11, 1997, in an aggregate principal amount of $25,000,000 in connection with the Securities Purchase Agreement, dated as of February 11, 1997, by and among the Issuer, Holdings, American residential Investment Trust, Inc, a Maryland Corporation and the purchasers listed on the signature pages thereto (as amended to date, the “Securities Purchase Agreement”).

Pursuant to the procedures set forth in the Securities Purchase Agreement, as incorporated into the Notes, the Issuer hereby amends each of the Notes as follows:

The title of each of the Notes is amended to read in its entirety “12% Senior Secured Note due February 11, 2003”; and

The first paragraph of each of the Notes following the Note number, principal amount and the Issuer’s name in all capitals is amended so that “February 11, 2002” is replaced with “February 11, 2003”.

IN WITNESS WHEREOF, the Issuer has executed and delivered this Amendment to 12% Senior Secured Notes on this       day of March, 2002.

HOME ASSET MANAGEMENT CORP.

By:	/s/ George E. McCown
George E. McCown
Its:	President

The undersigned guarantor of each of the Notes hereby agrees to this Amendment to 12% Senior Secured Notes.

March , 2002	MDC REIT HOLDINGS, LLC

	By:	/s/ [ILLEGIBLE]
Home Asset Management Corp.
	Its:	Managing Member

	By:	/s/ George E. McCown
George E. McCown
President

Exhibit 5

AMENDMENT NO. 3 TO
SECURITIES PURCHASE AGREEMENT, CONSENT TO AMENDMENT OF NOTES
AND WAIVER OF PAYMENT DEFAULT

This Amendment No. 3 to the Securities Purchase Agreement, Consent to Amendment of Notes and Waiver of Payment Default (the “Amendment”), is dated as of February 10, 2003 by and among Home Asset Management Corp., a Delaware corporation (the “Issuer”), MDC REIT Holdings, L.L.C., a Delaware limited liability company (“Holdings”), TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust, TCW/Crescent Mezzanine Investment Partners, L.P., Crescent/Mach I Partners, L.P. and TCW Shared Opportunity Fund II, L.P. (collective, the “TCW Entities”).  The Issuer, Holdings and the TCW Entities are collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, the Parties have entered into that certain Securities Purchase Agreement, dated as of February 11, 1997, pursuant to which the Issuer sold its 12% Senior Secured Notes due February 11, 2002 (the “Notes”), as amended by that certain Amendment No. 1 to Securities Purchase Agreement, dated as of December 14, 2001, as amended by that certain Amendment No. 2 to Securities Purchase Agreement, dated as of February 10, 2002 (the “Original Securities Purchase Agreement”); and

WHEREAS, the Parties and each holder of Notes have agreed to extend the maturity of the Notes to February 11, 2004.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual representations, warranties, undertakings and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                       Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Original Securities Purchase Agreement shall have the meaning assigned to such term in the Original Securities Purchase Agreement.  Each reference to “hereof,” “hereunder,” “herein” and “hereby” and other similar reference contained in the Original Securities Purchase Agreement shall from and after the date of this Amendment refer to the Original Securities Purchase Agreement as amended hereby.

2.                                       Effectiveness of Amendments.  This Amendment shall become effective, and the Original Securities Purchase Agreement shall be amended as provided herein, upon the execution of this Amendment by all of the Parties and the execution of the Amendment to 12% Senior Secured Notes in the form attached as Exhibit A, hereto.

1

3.                                       Extension of Maturity.  The Original Securities Purchase Agreement is amended as follows:

Section 1.1(a)(1) is amended such that “February 11, 2003” is replaced with “February 11, 2004”; and

Section 9.1 is amended such that the definition of “Maturity Date” reads in its entirety “‘Maturity Date’ means February 11, 2004.”

4.                                       Effectiveness of the Agreement. Except as amended hereby, the Original Securities Purchase Agreement shall continue in full force and effect.

5.                                       Incorporation of Terms. This Amendment shall be governed by and construed in accordance with Section 8 of the Original Securities Purchase Agreement.

6.                                       Waiver of Payment Default. The undersigned being all of the Purchasers and the holders of each of the Notes, hereby waive, pursuant to Section 8.1 of the Original Securities Purchase Agreement, any Default or Event of Default arising solely due to the failure of the Issuer to repay the principal of the Notes upon their former stated maturity of February 11, 2003.  This is not a waiver of any interest payment due on any Note, nor is it to be construed as a waiver of the Issuer’s obligation to repay the principal of the Notes upon their new stated maturity of February 11, 2004.

7.                                       Consent to Amendment of Notes. The undersigned being all of the Purchasers and the holders of each of the Notes, hereby consent, pursuant to Section 8.1 of the Original Securities Purchase Agreement, to the amendment of each of the Notes solely to extend their maturity to February 11, 2004, in the form attached as Exhibit A, hereto.

*                                         *                                         *

2

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to the Securities Purchase Agreement, Consent to Amendment of Notes and Waiver of Payment Default as of the date first set forth above.

HOME ASSET MANAGEMENT CORP.

By:	/s/ [ILLEGIBLE]

MDC REIT HOLDINGS, LLC

By:	Home Asset Management Corp.
Its:	Managing Member

By:	/s/ [ILLEGIBLE]

TCW/CRESCENT MEZZANINE PARTNERS, L.P.
TCW/CRESCENT MEZZANINE TRUST
TCW/CRESCENT MEZZANINE INVESTMENT
PARTNERS, L.P.

By:	TCW/CRESCENT MEZZANINE, L.L.C.
Its:	Investment Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to the Securities Purchase Agreement, Consent to Amendment of Notes and Waiver of Payment Default as of the date first set forth above.

HOME ASSET MANAGEMENT CORP.

By:

MDC REIT HOLDINGS, LLC

By:	Home Asset Management Corp.
Its:	Managing Member

By:

TCW/CRESCENT MEZZANINE PARTNERS, L.P.
TCW/CRESCENT MEZZANINE TRUST
TCW/CRESCENT MEZZANINE INVESTMENT
PARTNERS, L.P.

By:	TCW/CRESCENT MEZZANINE, L.L.C.
Its:	Investment Manager

By:	/s/ John C. Rocchio
	Name:	JOHN C. ROCCHIO
	Title:	MANAGING DIRECTOR

CRESCENT/MACH I PARTNERS, L.P.

By:	TCW ASSET MANAGEMENT COMPANY,
Its:	Investment Advisor

By:	/s/ John C. Rocchio
	Name:	JOHN C. ROCCHIO
	Title:	MANAGING DIRECTOR

By:	/s/ Randolph R. Birkman
	Name:	Randolph R. Birkman
	Title:	Managing Director

TCW SHARED OPPORTUNITY FUND II, L.P.

By:	TCW INVESTMENT MANAGEMENT COMPANY,
Its:	Investment Manager

By:	/s/ John C. Rocchio
	Name:	JOHN C. ROCCHIO
	Title:	MANAGING DIRECTOR

By:	/s/ Randolph R. Birkman
	Name:	Randolph R. Birkman
	Title:	Managing Director

EXHIBIT A

Amendment of 12% Senior Secured Notes

AMENDMENT TO 12% SENIOR SECURED NOTES

Reference is made to the 12% Senior Secured Notes due February 11, 2003, designated N-1, N-2, N-3, N-4 and N-5 (each a “Note”, and collectively, the “Notes”), issued by Home Asset Management Corp., a Delaware corporation (the “Issuer”), and guaranteed by MDC Reit Holdings, LLC, a Delaware limited liability company (“Holdings”), as of February 11, 1997, in an aggregate principal amount of $25,000,000 in connection with the Securities Purchase Agreement, dated as of February 11, 1997, by and among the Issuer, Holdings, American residential Investment Trust, Inc, a Maryland Corporation and the purchasers listed on the signature pages thereto (as amended to date, the “Securities Purchase Agreement”).

Pursuant to the procedures set forth in the Securities Purchase Agreement, as incorporated into the Notes, the Issuer hereby amends each of the Notes as follows:

The title of each of the Notes is amended to read in its entirety “12% Senior Secured Note due February 11, 2004”; and

The first paragraph of each of the Notes following the Note number, principal amount and the Issuer’s name in all capitals is amended so that “February 11, 2003” is replaced with “February 11, 2004”.

IN WITNESS WHEREOF, the Issuer has executed and delivered this Amendment to 12% Senior Secured Notes on this 10 day of February, 2003.

HOME ASSET MANAGEMENT CORP.

By:	/s/ [ILLEGIBLE]

Its:

The undersigned guarantor of each of the Notes hereby agrees to this Amendment to 12% Senior Secured Notes.

February 10, 2003		MDC REIT HOLDINGS, LLC

	By:	/s/ [ILLEGIBLE]
Home Asset Management Corp.
	Its:	Managing Member

By: